UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

TELULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-23212	36-3885440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 4300, Chicago, Illinois	60606-6622
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 379-8397

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2007, Telular Corporation (Telular) issued a press release reporting its fiscal year 2007 fourth quarter results. A copy of the press release is being furnished, not filed, as exhibit 99.1 to this Current Report on Form 8-K.

On November 1, 2007, Telular held a conference call with investors to discuss Telular’s earnings and results of operations for the fourth quarter and twelve months ended September 30, 2007. A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated November 1, 2007, providing financial update of Telular Corporation for the fourth quarter and twelve months ended September 30, 2007.
99.2	Transcript of the November 1, 2007 Earnings Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2007

TELULAR CORPORATION

/s/ Joseph Beatty
Joseph Beatty
Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated November 1, 2007

Exhibit
Number	Description
99.1	Press Release dated November 1, 2007, providing financial update of Telular Corporation for Corporation for the fourth quarter and twelve months ended September 30, 2007.
99.2	Transcript of the November 1, 2007 Earnings Conference Call.